UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2018

FIVE BELOW, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-35600	75-3000378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Market Street

Suite 300

Philadelphia, PA 19106

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 546-7909

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2018, the Board of Directors (the “Board”) of Five Below, Inc. (the “Company”) approved an updated Form of Award Agreement for Restricted Stock Units (“RSU Form”) and Form of Award Agreement for Performance-Based Restricted Stock Units (“PRSU Form”). The RSU Form will allow for accelerated vesting of 100% of the restricted stock units upon death or disability. The PRSU Form will allow for accelerated vesting of the performance-based restricted stock units at 100% of the target number of units granted upon death or disability. The foregoing description of the RSU Form and PRSU Form are qualified in their entirety by reference to such forms, which are attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 2, 2018, the Board approved Amended and Restated Bylaws. The Amended and Restated Bylaws, which became effective upon the Board’s approval, fix cross references and add updated references to the Pennsylvania Business Corporation Law of 1988, as amended. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 2, 2018, the Board adopted a new Code of Business Conduct and Ethics (the “Code”). The Code is applicable to all directors, officers, and employees of the Company, including the Company’s principal executive officer, principal financial officer and principal accounting officer. The changes to the Code include only minor updates and non-substantive amendments. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Code, which can be found on the Company’s website at www.fivebelow.com under “Investor Relations — Corporate Governance — Code of Business Conduct and Ethics.” The contents of the Company’s website are not incorporated by reference in this current report or made a part hereof for any purpose.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Five Below, Inc., effective October 2, 2018.

10.1	Form of Award Agreement for Restricted Stock Units.

10.2	Form of Award Agreement for Performance-Based Restricted Stock Units.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Below, Inc.

Date: October 5, 2018	By:	/s/ Kenneth R. Bull
Name: Kenneth R. Bull Title: Chief Financial Officer and Treasurer